UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 27, 2005
Date of Report (Date of earliest event reported)

APPLERA CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-4389 (Commission File No.)	06-1534213 (IRS Employer Identification No.)

301 Merritt 7
Norwalk, Connecticut 06851
(Address of Principal Executive Offices, Including Zip Code)

(203) 840-2000
(Registrant’s telephone number, including area code)

Item 2.02. Results of Operations and Financial Condition.

 (a)      On January 27, 2005, Applera Corporation (“Applera”) announced financial results for Applera and its business units for the second quarter of its 2005 fiscal year. Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of a press release issued on January 27, 2005, with respect to financial results for the second quarter of fiscal year 2005 of Applera and Applera’s Applied Biosystems Group, and attached hereto as Exhibit 99.2 and incorporated by reference herein is the text of a press release issued on January 27, 2005, with respect to financial results for the second quarter of fiscal year 2005 of Applera and Applera’s Celera Genomics Group.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed with this Report:

Exhibit No.	Description

99.1	Press Release issued January 27, 2005, with respect to financial results for Applera and Applera’s Applied Biosystems Group.

99.2	Press Release issued January 27, 2005, with respect to financial results for Applera and Applera’s Celera Genomics Group.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLERA CORPORATION

By:	/s/ Dennis L. Winger
Dennis L. Winger Senior Vice President and Chief Financial Officer

Dated: January 27, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued January 27, 2005, with respect to financial results for Applera and Applera’s Applied Biosystems Group.

99.2	Press Release issued January 27, 2005, with respect to financial results for Applera and Applera’s Celera Genomics Group.